Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Income Taxes
Income Taxes

(11) Income Taxes

During the three and nine months ended September 30, 2022, the Company recorded $0.4 million and $0.5 million, respectively, due to a reduction in the valuation allowance related to impairments of indefinite lived assets partially offset by state and foreign taxes. During the three months and nine months ended September 30, 2021, a $30 thousand tax benefit and $23 thousand tax expense, respectively, was recorded, primarily due to adjusted pre-tax income in Australia. The income tax provisions for the nine months ended September 30, 2022, and year ended December 31, 2021, were calculated using the discrete year-to-date method. The effective tax rate differs from the statutory tax rate of 21% primarily due to the existence of valuation allowances against net deferred tax assets and current liabilities resulting from the estimated state income tax liabilities and foreign tax liability.

In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. Based on the level of historical losses, projections of losses in future periods and potential limitations pursuant to changes in ownership under Internal Revenue Code Section 382, the Company provided a valuation allowance at both September 30, 2022 and December 31, 2021.

(15)	Income Taxes

Income tax expense (benefit) consists of the following:

	Year ended December 31,
	2021	2020
Deferred:
Federal	$(69)	$(84)
State	9	(2)
Deferred income tax benefit	(60)	(86)
Current:
Federal	—	—
State	11	1
Foreign	(57)	(96)
Total income tax benefit, net	$(106)	$(181)

A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year ended December 31,
	2021	2020
Income tax benefit at U.S. federal statutory rate	21.0%	21.0%
State income tax benefit, net of federal benefit	3.3%	4.2%
Stock warrant valuation	(2.2)%	(10.2)%
Goodwill impairment	(7.7)%	—%
Stock-based compensation	(13.0)%	—%
Other permanent differences	(4.3)%	(0.6)%
Change in state tax rate	(0.8)%	(0.3)%
Foreign rate differential	—%	0.5%
Net operating loss true up	0.3%	—%
Other adjustments	2.3%	1.4%
Change in valuation allowance	1.4%	(15.2)%
Effective income tax rate	0.3%	0.8%

The components of deferred tax assets and liabilities are as follows:

	December 31,
	2021	2020
Deferred tax assets:
Start-up costs	$1,225	$1,192
Capitalized research and development costs	408	503
Reserves and accruals	1,679	9,235
Property and equipment	178	133
Research and development credit	3,323	1,194
Lease liability	74	41
Net operating loss carryforwards	54,653	30,156
State and local taxes	2	2
Total gross deferred tax assets	61,542	42,456
Valuation allowance	(61,380)	(39,803)
Deferred tax assets, net of valuation allowance	162	2,653
Intangible assets	(647)	(3,151)
Operating lease right-of-use assets	(70)	(117)
Total gross deferred tax liabilities	(717)	(3,268)
Net deferred tax liability	$(555)	$(615)

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. Based on the level of historical losses, projections of losses in future periods and potential limitations pursuant to changes in ownership under Internal Revenue Code (“IRC”) Section 382, the Company provided a valuation allowance at both December 31, 2021 and 2020. The remaining net deferred tax liability at both December 31, 2021 and 2020 is the result of the deferred tax liability associated with the indefinite-lived intangible asset less the deferred tax asset associated with U.S. federal net operating loss that do not expire. The Company has a policy that NOL’s are shown gross with valuation allowances with respect to IRC 382 limitations.

As of December 31, 2021 and 2020, the Company had U.S. federal net operating loss carryforwards of $178.2 million and $77.2 million, respectively. Of the total U.S. federal net operating loss carryforwards at December 31, 2021, $1.2 million is subject to a 20 year carryover period and began expiring in 2021. Losses generated beginning in 2018 will carryover indefinitely. The Company had state net operating loss carryforwards of $280.9 million and $222.4 million at December 31, 2021 and 2020, respectively and had foreign net operating loss carryforwards of $0.2 million and $0.3 million at December 31, 2021 and 2020, respectively. Net operating loss carryforwards of the Company are subject to review and possible adjustment by the taxing authorities. With certain exceptions (e.g. the net operating loss carryforwards), the Company is no longer subject to U.S. federal, state or local examinations by tax authorities for years prior to 2016. There are no tax examinations currently in progress.

The Company’s ability to utilize its net operating loss carryforwards, tax credits, and built-in items of deduction, including capitalized start-up costs and research and development costs, has been, and may continue to be substantially limited due to ownership changes. These ownership changes limit the amount of net operating loss carryforwards, credits and built-in items of deduction that can be utilized annually to offset future taxable income. In general, an ownership change, as defined in IRC Section 382, results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50% of the outstanding stock of a company by certain stockholders or public groups. In 2021, the Company completed an IRC Section 382 review and determined that ownership changes had occurred, which resulted in the determination that $82.5 million and $91.0 million of U.S. federal and state net operating losses, respectively would expire unused. Additionally, it was determined that $3.4 million of U.S. federal research and development credits would also expire unused. Due to the valuation allowance against deferred tax assets at December 31, 2021, the net effect of this, and any further, limitation will have no impact on results of operations.

The Company has adopted accounting standards which prescribe a recognition threshold and measurement attribute for the financial statement recognition and measurement of uncertain tax positions taken or expected to be taken in a company’s income tax return, and also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Company had no amounts of unrecognized tax benefits that, if recognized, would affect its effective income tax rate for the years ended December 31, 2021 and 2020. The Company’s policy is to classify interest and penalties related to income tax expense as tax expense. As of December 31, 2021, the Company had no amount accrued for the payment of interest and penalties related to unrecognized tax benefits.